UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 18, 2015

SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35471
(Commission file number)

27-4867100
(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices)(Zip Code)

(281) 258-4400
(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. THESE STATEMENTS CAN BE IDENTIFIED BY THE USE OF WORDS OR PHRASES SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE EXPECTED FUTURE PERFORMANCE OF SAEXPLORATION HOLDINGS, INC. (THE “COMPANY”). THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. THESE RISKS AND CONTINGENCIES INCLUDE FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY, INTENSE INDUSTRY COMPETITION, A LIMITED NUMBER OF CUSTOMERS, NEED TO MANAGE RAPID GROWTH, DELAYS, REDUCTIONS OR CANCELLATIONS OF SERVICE CONTRACTS, OPERATIONAL DISRUPTIONS DUE TO SEASONALITY, WEATHER AND OTHER EXTERNAL FACTORS, CREW PRODUCTIVITY, THE AVAILABILITY OF CAPITAL RESOURCES, SUBSTANTIAL INTERNATIONAL BUSINESS EXPOSING THE COMPANY TO CURRENCY FLUCTUATIONS AND GLOBAL FACTORS INCLUDING ECONOMIC, POLITICAL AND MILITARY UNCERTAINTIES, THE NEED TO COMPLY WITH DIVERSE AND COMPLEX LAWS AND REGULATIONS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2015, SAExploration Holdings, Inc. (the “Company”), held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 14,922,497 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 11,959,896 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting and the results of the votes cast thereupon:

Proposal 1. To elect one director to the Company’s Board of Directors as a Class B Director serving until the Annual Meeting of Stockholders to be held in 2018.

Nominee	For	Withhold	Broker Non-Vote
Brian Beatty	9,995,264	667,492	1,297,140

Proposal 2. To vote on a proposal to ratify the selection of Pannel Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For	Against	Abstain
11,897,071	4,793	58,032

As a result, the stockholders of the Company elected the nominee as a Class B director of the Company and ratified the appointment of Pannel Kerr Forster of Texas, P.C. as the independent registered accounting firm for the Company for the year ending December 31, 2015.

Item 8.01. Other Events.

On June 19, 2015, the Company issued a press release announcing that it has completed its offer to exchange up to $150 million aggregate principal amount of its outstanding 10% Senior Secured Notes due 2019 (the “Existing Notes”), for an equivalent amount of its 10% Senior Secured Notes due 2019 registered under the Securities Act of 1933, as amended (the “New Notes”).

The press release further stated that all of the holders of the Existing Notes participated in the exchange offer, and the Company exchanged all of the outstanding Existing Notes that were tendered by the holders of those notes for the New Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 19, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2015	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 19, 2015.

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